UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 24, 2019

TRIUMPH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12235	51-0347963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

899 Cassatt Road, Suite 210, Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 251-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Bylaws.

On April 24, 2019, the board of directors (the “Board”) of Triumph Group, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) to implement proxy access. The Bylaws became effective immediately.

Section 14 was added to Article III to permit a stockholder or group of stockholders owning at least 3% of the Company’s outstanding common stock continuously for three years or more to nominate and include in the Company’s proxy materials for an annual meeting of stockholders director nominees constituting up to 25% of the total number of directors then in office, provided that the nominating stockholder(s) and nominee(s) satisfy the requirements specified in the Bylaws. This right is subject to various requirements, conditions, procedures and limitations set forth in the Bylaws, including the requirement that notice of such a nomination be provided to the Company not less than 120 days nor more than 150 calendar days prior to the one-year anniversary of the date of the Company’s proxy statement for the immediately preceding annual meeting of stockholders. Nominations by stockholders under the proxy access bylaw will be available to stockholders commencing at the Company’s 2020 annual meeting of stockholders.

The amendments also included certain updates to (i) the voting provisions in Section 9 of Article II, (ii) the order of business at stockholder meetings provisions in Section 13 of Article II and (iii) the advance notice provisions in Section 14 of Article II, primarily in order to (a) reflect the adoption of proxy access and (b) apply certain informational requirements to the stockholders and any beneficial owners seeking to submit nominations, as well as certain other clarifying, conforming, and technical or nonsubstantive changes.

The foregoing summary description of certain provisions of the Bylaws is qualified in its entirety by the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Triumph Group, Inc. as amended on April 24, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIUMPH GROUP, INC.

Dated: April 26, 2019	By:	/s/ Jennifer H. Allen
Name:Jennifer H. Allen
Title:Senior Vice President, General Counsel and Secretary